UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21637

Name of Fund: Diversified Income Strategies Portfolio, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Diversified Income Strategies Portfolio, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 - Report to Stockholders

Semi-Annual Report
February 28, 2006

Diversified Income
Strategies Portfolio, Inc.

Diversified Income Strategies Portfolio, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

The Benefits and Risks of Leveraging

Diversified Income Strategies Portfolio, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                6-month   12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 5.93%    + 8.40%
---------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                         +10.24     +16.59
---------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +15.14     +17.41
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  - 0.11     + 2.74
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 0.99     + 3.87
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    + 1.89     + 3.27
---------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its composite benchmark on a total return basis while also providing an attractive monthly income stream for shareholders.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, the Common Stock of Diversified Income Strategies Portfolio, Inc. had net annualized yields of 9.01% and 9.47%, based on a period-end per share net asset value of $18.55 and a per share market price of $17.65, respectively, and $.829 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.92%, based on a change in per share net asset value from $18.38 to $18.55, and assuming reinvestment of all distributions. By comparison, the Fund's benchmark, which consists 20% of the Credit Suisse High Yield Index and 80% of the Credit Suisse Leveraged Loan Index, returned +2.79% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market continued to experience volatility for the six months ended February 28, 2006. High yield bonds rallied through the late spring and summer of 2005 as the market gained perspective on the May credit downgrades of General Motors Corp. and Ford Motor Co. However, this rally faltered in the fall following the bankruptcy filing of Delphi Corp. For the six-month period, the Credit Suisse High Yield Index returned a modest +1.89%.

In contrast to the high yield bond market, the leveraged bank loan market, as represented by the Credit Suisse Leveraged Loan Index, remained rock solid during the past six months, posting a return of +3.02%. This is primarily attributable to the senior secured status of bank loans, which made them less vulnerable to credit concerns when compared to high yield bonds. Another factor contributing to the strong performance of leveraged loans is collateralized loan obligations (CLOs), which now hold more than 60% of the leveraged loan market. As the financing for these structured products has become cheaper, so has the spread required in the leveraged loan space to make this model work. We are seeing leveraged loan spreads at historically tight levels. The prospect for further spread tightening relies primarily on the cost of CLO financing going forward.

What factors most influenced Fund performance?

Specific credits that contributed most to performance during the period included Anchor Glass Container Corp., HealthSouth Corp. and Medis Technologies Ltd. Anchor ranks third as a glass bottle manufacturer in the United States, behind Owens Illinois and Saint-Gobain. The company's inability to pass along rising raw material costs, such as natural gas and soda ash, led to a Chapter 11 filing in August 2005. Once in Chapter 11, Anchor successfully renegotiated contracts to include cost pass-throughs that are more in line with the competition. This news had a salutary impact on the price of our $4.1 million bond position, which rose from 64 to 73.

Our $4 million investment in a HealthSouth subordinated bank loan (10.375% coupon) ran from 103.75 to 114.6 as the company announced plans to redeem this paper at 115. Finally, our $2.9 million convertible position in Medis Technologies rose in price from 99 to 111.5 during the period. Medis Technologies manufactures disposable power pack units for portable electronic devices. These have been very well received by the market, prompting a rally in the company's stock price and thereby increasing the imbedded equity value of the convertibles.


4      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Investments that detracted from performance during the period included Constar International, Inc., Sat Birds Capital Participations and Propex Fabrics, Inc. Constar is a global producer of plastic containers for the food and beverage industry. Increased feedstock prices, such as oil-based resin, have been difficult to pass along. Additionally, the company announced accounting irregularities during the period, at which time we exited the bond at 88. Pricing for the bond began the period at 96.0. Sat Birds Capital is a European satellite company in which we held a $5 million second lien bank loan denominated in euros. During the period, the U.S. dollar appreciated against the euro. The euro declined from 1.23 to 1.18 compared to the dollar, resulting in a five-point dollar price decline during the holding period.

Our $3 million bond investment in Propex Fabrics, Inc., a manufacturer of synthetic carpet backing, fell in price from 96.5 to 89.3 during the six-month period. This price weakness occurred because Propex's largest customers, Mohawk Industries and Shaw Industries, Inc., acquired carpet-backing manufacturers following a decision to vertically integrate their operations.

What changes were made to the Fund during the period?

We achieved our 80% floating rate target through a combination of leveraged bank debt, floating rate high yield notes, synthetic floaters and interest rate swaps. Thus far, the Fund has delivered on its goal of capturing the rise in short-term interest rates, with four dividend rate increases.

Our investment process continues to be credit-driven as we keep searching for the most compelling opportunities in the high yield bond and floating rate loan asset classes, with an emphasis on maintaining an attractive level of income for our shareholders.

How would you characterize the Fund's position at the close of the period?

The Fund's duration is well within one year, reflecting our efforts to insulate investors from principal loss due to the rising long-term rates which we are currently experiencing. We continue to maintain a diversified portfolio, in terms of both company and industry exposures, while maintaining our use of leverage at approximately 30%. We thank you for your continued investment in Diversified Income Strategies Portfolio, Inc.

Kevin J. Booth
Vice President and Portfolio Manager

March 15, 2006


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006       5

Portfolio Information

As of February 28, 2006

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Amkor Technology, Inc. Second Lien Term Loan, 9.274% due 10/27/2010 ..   2.6%
Omnova Solutions, Inc., 11.25% due 6/01/2010 .........................   2.4
Dobson Cellular Systems, 9.43% due 11/01/2011 ........................   2.3
FelCor Lodging LP, 8.83% due 6/01/2011 ...............................   2.3
New Skies Satellites NV, 9.573% due 11/01/2011 .......................   2.3
Graham Packaging Co. LP Second Lien Term Loan, 8.813% due 4/07/2012 ..   2.3
RJ Tower Corp. Tranche B Term Loan, 7.25% due 2/02/2007 ..............   2.3
Universal City Florida Holding Co. I, 9.43% due 5/01/2010 ............   2.3
American Safety Razor Co. Tranche C Term Loan, 11.23% due 8/28/2012 ..   2.3
CCO Holdings LLC, 8.616% due 12/15/2010 ..............................   2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Automotive ...........................................................   11.4%
Information Technology ...............................................   11.1
Chemicals ............................................................   10.3
Housing ..............................................................    9.0
Broadcasting .........................................................    8.5
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
A/A ..................................................................   2.9%
BBB/Baa ..............................................................   1.7
BB/Ba ................................................................   6.6
B/B ..................................................................  64.3
CCC/Caa ..............................................................  12.5
D ....................................................................   1.1
NR (Not Rated) .......................................................  10.9
Other* ...............................................................    --**
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
**    Amount is less than 0.1%.


6      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Schedule of Investments                                        (in U.S. dollars)

           Face
         Amount   Corporate Bonds                                                                 Value
==========================================================================================================
Aerospace & Defense--3.5%
EUR   4,226,589   Aero Invest 1 SA, 10.677% due 3/01/2015 (d)(f)                              $  4,886,707
USD   3,000,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                             2,812,500
                                                                                              ------------
                                                                                                 7,699,207
==========================================================================================================
Automotive--5.4%
      4,200,000   Delco Remy International, Inc., 8.60% due 4/15/2009 (b)                        3,948,000
      2,700,000   Exide Technologies, 10.50% due 3/15/2013 (d)                                   2,139,750
      3,000,000   General Motors Acceptance Corporation, 2.56% due 7/16/2007                     2,858,085
      3,000,000   Stoneridge Inc., 11.50% due 5/01/2012                                          2,992,500
                                                                                              ------------
                                                                                                11,938,335
==========================================================================================================
Broadcasting--8.5%
      3,000,000   Canadian Satellite Radio Holdings, Inc., 12.75% due 2/15/2014 (d)              3,060,000
        368,571   Emmis Communications Corp., 10.366% due 6/15/2012 (b)                            368,571
      2,000,000   Granite Broadcasting Corp., 9.75% due 12/01/2010                               1,810,000
        500,000   LIN Television Corp. Series B, 6.50% due 5/15/2013                               474,375
                  Paxson Communications Corp. (b)(d):
        875,000       7.777% due 1/15/2012                                                         875,000
      1,750,000       10.777% due 1/15/2013                                                      1,693,125
      4,000,000   Sirius Satellite Radio, Inc., 9.625% due 8/01/2013                             3,920,000
      4,000,000   XM Satellite Radio, Inc., 10.18% due 5/01/2009 (b)                             4,055,000
      3,000,000   Young Broadcasting Inc., 10% due 3/01/2011                                     2,681,250
                                                                                              ------------
                                                                                                18,937,321
==========================================================================================================
Cable--International--2.3%
      5,000,000   New Skies Satellites NV, 9.573% due 11/01/2011 (b)                             5,162,500
==========================================================================================================
Cable--U.S.--5.5%
      5,000,000   CCO Holdings LLC, 8.616% due 12/15/2010 (b)                                    5,000,000
      3,000,000   Cablevision Systems Corp. Series B, 8.716% due 4/01/2009 (b)                   3,101,250
      4,000,000   Intelsat Bermuda Ltd., 9.609% due 1/15/2012 (b)(d)                             4,080,000
                                                                                              ------------
                                                                                                12,181,250
==========================================================================================================
Chemicals--8.0%
      2,000,000   Huntsman LLC, 11.85% due 7/15/2011 (b)                                         2,105,000
      4,000,000   Nova Chemicals Corp., 7.561% due 11/15/2013 (b)                                4,080,000
      5,000,000   Omnova Solutions, Inc., 11.25% due 6/01/2010                                   5,262,500
                  PolyOne Corp.:
      2,000,000       6.89% due 9/22/2008                                                        1,915,000
      1,500,000       10.625% due 5/15/2010                                                      1,608,750
      1,600,000   Tronox Worldwide LLC, 9.50% due 12/01/2012 (d)                                 1,672,000
      1,000,000   VeraSun Energy Corp., 9.875% due 12/15/2012 (d)                                1,065,000
                                                                                              ------------
                                                                                                17,708,250
==========================================================================================================
Consumer--Durables--1.7%
      4,000,000   Simmons Bedding Co., 7.875% due 1/15/2014                                      3,840,000
==========================================================================================================
Consumer--Non-Durables--2.7%
      2,200,000   Ames True Temper, Inc., 8.60% due 1/15/2012 (b)                                2,101,000
      4,000,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                                   3,995,000
                                                                                              ------------
                                                                                                 6,096,000
==========================================================================================================
Diversified Media--3.5%
      1,000,000   AMC Entertainment, Inc., 11% due 2/01/2016 (d)                                 1,006,250
                  RH Donnelley Corp. (d):
        350,000       6.875% due 1/15/2013                                                         329,000
        825,000       8.875% due 1/15/2016                                                         861,094
        500,000       Series A-2, 6.875% due 1/15/2013                                             470,000
      5,000,000   Universal City Florida Holding Co. I, 9.43% due 5/01/2010 (b)                  5,075,000
                                                                                              ------------
                                                                                                 7,741,344
==========================================================================================================
Energy--Exploration & Production--0.5%
      1,000,000   Chaparral Energy, Inc., 8.50% due 12/01/2015 (d)                               1,057,500
==========================================================================================================
Energy--Other--4.3%
      4,000,000   Aventine Renewable Energy Holdings, Inc., 10.491% due 12/15/2011 (b)(d)        4,220,000
      3,000,000   Parker Drilling Co., 9.57% due 9/01/2010 (b)                                   3,097,500
      2,175,000   SemGroup LP, 8.75% due 11/15/2015 (d)                                          2,251,125
                                                                                              ------------
                                                                                                 9,568,625
==========================================================================================================
Food & Drug--1.1%
      2,000,000   Duane Reade, Inc., 8.991% due 12/15/2010 (b)                                   1,965,000
        500,000   Stripes Acquisition LLC, 10.625% due 12/15/2013 (d)                              522,500
                                                                                              ------------
                                                                                                 2,487,500
==========================================================================================================
Gaming--5.8%
                  Galaxy Entertainment Finance Co. Ltd. (d):
      4,125,000       9.655% due 12/15/2010 (b)                                                  4,259,062
        375,000       9.875% due 12/15/2012                                                        388,125
      2,000,000   Inn of the Mountain Gods Resort & Casino, 12% due 11/15/2010                   2,112,500
      1,025,000   Little Traverse Bay Bands of Odawa Indians, 10.25% due 2/15/2014 (d)           1,012,188
      4,000,000   Penn National Gaming, Inc., 6.75% due 3/01/2015                                4,020,000
      1,000,000   Tunica-Biloxi Gaming Authority, 9% due 11/15/2015 (d)                          1,025,000
                                                                                              ------------
                                                                                                12,816,875
==========================================================================================================
Health Care--0.9%
      2,000,000   Elan Finance Plc, 8.749% due 11/15/2011 (b)                                    1,935,000
==========================================================================================================
Housing--6.5%
      4,000,000   Builders FirstSource, Inc., 8.999% due 2/15/2012 (b)                           4,110,000
      1,500,000   Compression Polymers Corp, 11.44% due 7/01/2012 (b)(d)                         1,500,000
      4,335,000   Goodman Global Holding Co., Inc., 7.491% due 6/15/2012 (b)                     4,410,863
      4,500,000   Nortek, Inc., 8.50% due 9/01/2014                                              4,488,750
                                                                                              ------------
                                                                                                14,509,613
==========================================================================================================
Hybrid--0.6%
      1,350,000   North Street Referenced Linked Notes Series
                    2005-8A Class D, 18.965% due 6/15/2041 (b)(d)                                1,350,000
==========================================================================================================
Information Technology--7.7%
                  Activant Solutions, Inc. (b)(d):
      2,500,000       10.53% due 4/01/2010                                                       2,562,500
      1,500,000       13.036% due 10/01/2011 (f)                                                 1,537,500
      4,000,000   MagnaChip Semiconductor SA, 7.741% due 12/15/2011 (b)                          4,060,000
                  Sungard Data Systems, Inc. (d):
      1,800,000       9.125% due 8/15/2013                                                       1,914,750
      1,200,000       9.431% due 8/15/2013 (b)                                                   1,266,000
      2,000,000       10.25% due 8/15/2015                                                       2,097,500
      4,000,000   Telcordia Technologies Inc., 10% due 3/15/2013 (d)                             3,680,000
                                                                                              ------------
                                                                                                17,118,250
==========================================================================================================
Leisure--2.3%
      5,000,000   FelCor Lodging LP, 8.83% due 6/01/2011 (b)                                     5,200,000
==========================================================================================================


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006       7

Schedule of Investments (continued)                            (in U.S. dollars)

           Face
         Amount   Corporate Bonds                                                                 Value
==========================================================================================================
Manufacturing--8.0%
USD   2,975,000   Brand Services, Inc., 12% due 10/15/2012                                    $  3,160,937
      4,000,000   CPI Holdco, Inc., 10.561% due 2/01/2015 (b)                                    4,140,000
        500,000   Chart Industries, Inc., 9.125% due 10/15/2015 (d)                                517,500
      2,910,000   Medis Technologies Ltd., 6% due 7/15/2010 (d)(g)                               3,201,000
      2,475,000   Mueller Group, Inc., 10% due 5/01/2012                                         2,710,125
      2,000,000   Propex Fabrics, Inc., 10% due 12/01/2012                                       1,780,000
      2,500,000   Trimas Corp., 9.875% due 6/15/2012                                             2,200,000
                                                                                              ------------
                                                                                                17,709,562
==========================================================================================================
Metal--Other--2.5%
      1,950,000   Indalex Holding Corp., 11.50% due 2/01/2014 (d)                                1,911,000
      2,000,000   James River Coal Co., 9.375% due 6/01/2012                                     2,085,000
      1,425,000   RathGibson, Inc., 11.25% due 2/15/2014 (d)                                     1,442,813
                                                                                              ------------
                                                                                                 5,438,813
==========================================================================================================
Packaging--3.9%
                  Anchor Glass Container Corp.:
      3,114,000       11.491% due 9/30/2006                                                      3,176,280
      4,095,000       11.497% due 2/15/2013 (e)                                                  3,276,000
      3,000,000   Wise Metals Group LLC, 10.25% due 5/15/2012                                    2,295,000
                                                                                              ------------
                                                                                                 8,747,280
==========================================================================================================
Paper--4.5%
      5,000,000   Abitibi-Consolidated, Inc., 7.991% due 6/15/2011 (b)                           4,862,500
      2,000,000   Boise Cascade LLC, 7.475% due 10/15/2012 (b)                                   1,990,000
      3,000,000   NewPage Corp., 10.93% due 5/01/2012 (b)                                        3,150,000
                                                                                              ------------
                                                                                                10,002,500
==========================================================================================================
Retail--1.7%
                  Neiman-Marcus Group, Inc. (d):
      1,850,000       9% due 10/15/2015                                                          1,954,063
      1,800,000       10.375% due 10/15/2015                                                     1,894,500
                                                                                              ------------
                                                                                                 3,848,563
==========================================================================================================
Service--3.0%
        500,000   Corrections Corp. of America, 6.75% due 1/31/2014                                508,750
      5,000,000   HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (d)                   4,950,000
      1,000,000   Neff Rental LLC, 11.25% due 6/15/2012 (d)                                      1,085,000
                                                                                              ------------
                                                                                                 6,543,750
==========================================================================================================
Telecommunications--2.8%
      2,000,000   Qwest Communications International, Inc., 8.249% due 2/15/2009 (b)             2,042,500
      4,000,000   Time Warner Telecom Holdings, Inc., 8.749% due 2/15/2011 (b)                   4,085,000
                                                                                              ------------
                                                                                                 6,127,500
==========================================================================================================
Transportation--1.7%
      4,000,000   Titan Petrochemicals Group Ltd., 8.50% due 3/18/2012 (d)                       3,780,000
==========================================================================================================
Utility--1.9%
      4,000,000   Dynegy Holdings, Inc., 11.10% due 7/15/2008 (b)(d)                             4,190,000
==========================================================================================================
Wireless Communications--6.3%
      2,000,000   AirGate PCS, Inc., 8.35% due 10/15/2011 (b)                                    2,072,500
      5,000,000   Dobson Cellular Systems, 9.43% due 11/01/2011 (b)                              5,200,000
      4,000,000   IWO Holdings, Inc., 8.35% due 1/15/2012 (b)                                    4,165,000
      2,500,000   US Unwired, Inc., 8.741% due 6/15/2010 (b)                                     2,575,000
                                                                                              ------------
                                                                                                14,012,500
----------------------------------------------------------------------------------------------------------
                  Total Corporate Bonds (Cost--$242,084,563)--107.1%                           237,748,038
==========================================================================================================

                  Fixed Rate Loan Interests
==========================================================================================================
Health Care--2.1%
      4,000,000   HealthSouth Corp. Term Loan A, 10.375% due 1/16/2011                           4,583,332
----------------------------------------------------------------------------------------------------------
                  Total Fixed Rate Loan Interests (Cost--$4,440,000)--2.1%                       4,583,332
==========================================================================================================

                  Floating Rate Loan Interests (a)
==========================================================================================================
Aerospace & Defense--1.7%
      3,703,703   Standard Aero Holdings Term Loan, 6.83% - 6.96% due 8/24/2012                  3,681,714
==========================================================================================================
Airlines--0.2%
        500,000   Delta Air Lines, Inc. Term Loan B, 11.01% due 3/16/2008                          519,875
==========================================================================================================
Automotive--6.0%
      2,890,021   Delphi Automotive Systems Term Loan B, 12.75% due 6/14/2011                    3,051,079
                  Intermet Corp.:
      1,481,481     First Lien Term Loan, 9.09% due 11/08/2010                                   1,466,667
        518,519     Letter of Credit, 9.09% due 11/08/2010                                         513,333
                  Metaldyne Corp. Term Loan D:
      2,778,824       9.044% due 12/31/2009                                                      2,832,650
        400,000       11.25% due 12/31/2009                                                        405,375
      5,000,000   RJ Tower Corp. Tranche B Term Loan, 7.25% due 2/02/2007                        5,101,785
                                                                                              ------------
                                                                                                13,370,889
==========================================================================================================
Chemicals--2.3%
      1,985,000   PQ Corp. Term Loan, 6.563% due 2/11/2012                                       2,011,053
      3,000,000   Wellman, Inc. Second Lien Term Loan, 11.43% due 2/10/2010                      3,078,750
                                                                                              ------------
                                                                                                 5,089,803
==========================================================================================================
Consumer--Non-Durables--2.3%
      5,000,000   American Safety Razor Co. Tranche C Term Loan, 11.23% due 8/28/2012            5,075,000
==========================================================================================================
Energy--Other--0.5%
      1,000,000   Scorpion Drilling Ltd. Second Lien Term Loan, 12.07% due 5/05/2015             1,032,500
==========================================================================================================
Food & Tobacco--0.7%
        500,000   Bolthouse Farms, Inc. Second Lien Term Loan, 10.07% due 12/01/2013               513,125
        989,167   Commonwealth Brands Term Loan, 7% due 12/22/2012                               1,002,149
                                                                                              ------------
                                                                                                 1,515,274
==========================================================================================================
Gaming--1.2%
      2,886,345   Resorts International Holdings LLC Second Lien Term Loan, 12.027%
                    due 4/26/2013                                                                2,687,908
==========================================================================================================
Housing--2.5%
      1,906,815   Lake at Las Vegas Joint Venture Term Loan, 7.355% - 7.46%
                    due 11/01/2009                                                               1,914,135
      4,000,000   Stile U.S. Acquisition Corp. Bridge Loan, 10.884% due 4/06/2015                3,700,000
                                                                                              ------------
                                                                                                 5,614,135
==========================================================================================================
Information Technology--3.4%
      5,500,000   Amkor Technology, Inc. Second Lien Term Loan, 9.274% due 10/27/2010            5,747,500


8      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

           Face
         Amount   Floating Rate Loan Interests (a)                                                Value
==========================================================================================================
Information Technology (concluded)
USD   1,760,000   Fidelity National Information Solutions, Inc. Term Loan B, 6.32%
                    due 3/09/2013                                                             $  1,774,506
                                                                                              ------------
                                                                                                 7,522,006
==========================================================================================================
Metal--Other--1.7%
                  Euramax International Plc:
        828,947     Second Lien Term Loan, 11.544% due 6/29/2013                                   797,862
      1,442,801     Tranche 3 Term Loan B, 7.241% due 6/29/2012                                  1,446,408
      1,671,053     Tranche 4 Second Lien Term Loan, 11.544% due 6/29/2013                       1,608,388
                                                                                              ------------
                                                                                                 3,852,658
==========================================================================================================
Packaging--2.3%
      5,000,000   Graham Packaging Co. LP Second Lien Term Loan, 8.813% due 4/07/2012            5,125,000
==========================================================================================================
Telecommunications--1.4%
      3,000,000   FairPoint Communications, Inc. Term Loan B, 6.313% due 2/08/2012               3,024,000
==========================================================================================================
Utility--1.5%
      3,300,000   Covanta Energy Corp. Second Lien Term Loan, 10.019% - 10.081%
                    due 6/24/2013                                                                3,361,875
==========================================================================================================
                  Total Floating Rate Loan Interests (Cost--$61,608,195)--27.7%                 61,472,637
==========================================================================================================

     Beneficial
       Interest   Short-Term Securities
==========================================================================================================
USD     131,723   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 4.42% (c)               131,723
----------------------------------------------------------------------------------------------------------
                  Total Short-Term Securities (Cost--$131,723)--0.0%                               131,723
==========================================================================================================
Total Investments (Cost--$308,264,481*)--136.9%                                                303,935,730

Liabilities in Excess of Other Assets--(36.9%)                                                 (81,980,222)
                                                                                              ------------
Net Assets--100.0%                                                                            $221,955,508
                                                                                              ============

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $308,167,862
                                                                   ============
      Gross unrealized appreciation ..........................     $  3,740,025
      Gross unrealized depreciation ..........................       (7,972,157)
                                                                   ------------
      Net unrealized depreciation ............................     $ (4,232,132)
                                                                   ============

(a) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $104,868            $12,444
      --------------------------------------------------------------------------

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g)   Convertible security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Swaps entered into as of February, 28 2006 were as follows:

      ---------------------------------------------------------------------------------
                                                                            Unrealized
                                                          Notional         Appreciation
                                                           Amount         (Depreciation)
      ---------------------------------------------------------------------------------
      Sold credit default protection on Ford Motor
        Credit Co. and receive 8.75%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2006                           $ 3,000,000         $    41,040

      Sold credit default protection on General
        Motors Corp. and receive 5.25%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2008                               $ 5,000,000            (782,465)

      Sold credit default protection on ACES
        High Yield Index (10 - 13% Tranche)
        and receive 5.0%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2010                              $ 7,000,000            (155,267)

      Pay a fixed rate of 4.823% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase Bank
        Expires January 2013                            $20,000,000             291,185

      Pay a fixed rate of 4.853% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
        Expires March 2013                              $31,000,000             402,724
      ---------------------------------------------------------------------------------
      Total                                                                 $  (202,783)
                                                                            ===========

o     Currency Abbreviations

      EUR  Euro
      USD  U.S. Dollar

      See Notes to Financial Statements.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006       9

Statement of Assets, Liabilities and Capital

As of February 28, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$308,132,758) ....                     $ 303,804,007
            Investments in affiliated securities, at value (identified cost--$131,723) ..........                           131,723
            Cash ................................................................................                         2,330,320
            Unrealized appreciation on swaps ....................................................                           734,949
            Foreign cash (cost--$197) ...........................................................                               195
            Receivables:
             Interest receivable ................................................................     $   5,414,749
             Securities sold ....................................................................         2,554,900
             Swaps ..............................................................................           546,218       8,515,867
                                                                                                      -------------
            Prepaid expenses ....................................................................                             5,729
                                                                                                                      -------------
            Total assets ........................................................................                       315,522,790
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ...............................................................................                        91,200,000
            Unrealized depreciation on swaps ....................................................                           937,732
            Payables:
               Swaps ............................................................................           779,132
               Dividends to shareholders ........................................................           398,222
               Investment adviser ...............................................................           146,170
               Interest on loans ................................................................            47,030
               Other affiliates .................................................................             1,880       1,372,434
                                                                                                      -------------
            Accrued expenses ....................................................................                            57,116
                                                                                                                      -------------
            Total liabilities ...................................................................                        93,567,282
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                     $ 221,955,508
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share; 200,000,000 shares authorized
             (11,965,780 shares issued and outstanding) .........................................                     $   1,196,578
            Paid-in capital in excess of par ....................................................                       226,900,754
            Undistributed investment income--net ................................................     $     598,724
            Accumulated realized capital losses--net ............................................        (2,207,387)
            Unrealized depreciation--net ........................................................        (4,533,161)
                                                                                                      -------------
            Total accumulated losses--net .......................................................                        (6,141,824)
                                                                                                                      -------------
            Total capital--Equivalent to $18.55 net asset value per share of
             Common Stock (market price--$17.65) ................................................                     $ 221,955,508
                                                                                                                      =============

      See Notes to Financial Statements.


10     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Statement of Operations

For the Six Months Ended February 28, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $12,444 from affiliates) ........................................                     $  13,088,024
            Other income ........................................................................                            15,877
                                                                                                                      -------------
            Total income ........................................................................                        13,103,901
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ...............................................................     $   1,872,326
            Investment advisory fees ............................................................         1,129,288
            Borrowing costs .....................................................................            93,324
            Accounting services .................................................................            43,650
            Professional fees ...................................................................            39,103
            Transfer agent fees .................................................................            24,624
            Printing and shareholder reports ....................................................            24,406
            Directors' fees and expenses ........................................................            22,345
            Listing fees ........................................................................            10,624
            Custodian fees ......................................................................             9,257
            Pricing services ....................................................................             7,141
            Other ...............................................................................            11,369
                                                                                                      -------------
            Total expenses ......................................................................                         3,287,457
                                                                                                                      -------------
            Investment income--net ..............................................................                         9,816,444
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized loss on:
               Investments--net .................................................................        (1,556,199)
               Swaps--net .......................................................................          (391,848)
               Foreign currency transactions--net ...............................................           (22,999)     (1,971,046)
                                                                                                      -------------
            Unrealized appreciation/depreciation on:
               Investments--net .................................................................         3,161,156
               Swaps--net .......................................................................           876,665
               Foreign currency transactions--net ...............................................             4,578       4,042,399
                                                                                                      -----------------------------
            Total realized and unrealized gain--net .............................................                         2,071,353
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  11,887,797
                                                                                                                      =============

      See Notes to Financial Statements.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      11

Statement of Changes in Net Assets

                                                                                                                     For the Period
                                                                                                       For the Six     January 31,
                                                                                                       Months Ended      2005+ to
                                                                                                       February 28,     August 31,
Increase (Decrease) in Net Assets:                                                                         2006            2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..............................................................     $   9,816,444   $   9,971,405
            Realized loss--net ..................................................................        (1,971,046)       (642,852)
            Unrealized appreciation/depreciation--net ...........................................         4,042,399      (8,575,560)
                                                                                                      -----------------------------
            Net increase in net assets resulting from operations ................................        11,887,797         752,993
                                                                                                      -----------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to shareholders from investment income--net ...............................        (9,865,969)     (8,916,645)
                                                                                                      -----------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of Common Stock ..............................................                --     228,245,000
            Value of shares issued to Common Stock shareholders in reinvestment of dividends ....           190,636              --
            Offering costs resulting from the issuance of Common Stock ..........................                --        (433,653)
            Adjustment of offering costs resulting from the issuance of Common Stock ............            (4,659)             --
                                                                                                      -----------------------------
            Net increase in net assets resulting from Common Stock transactions .................           185,977     227,811,347
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................         2,207,805     219,647,695
            Beginning of period .................................................................       219,747,703         100,008
                                                                                                      -----------------------------
            End of period* ......................................................................     $ 221,955,508   $ 219,747,703
                                                                                                      =============================
             * Undistributed investment income--net .............................................     $     598,724   $     648,249
                                                                                                      =============================

+     Commencement of operations.

      See Notes to Financial Statements.


12     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Statement of Cash Flows

For the Six Months Ended February 28, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ...............................................       $ 11,887,797
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables .........................................................................           (572,638)
               Decrease in other assets ........................................................................              7,500
               Increase in other liabilities ...................................................................            417,140
               Realized and unrealized gain--net ...............................................................         (2,071,353)
               Amortization of premium and discount ............................................................            173,764
            Proceeds from sales and paydowns of long-term securities ...........................................         70,914,589
            Other investment related transactions ..............................................................           (276,519)
            Purchases of long-term securities ..................................................................        (75,056,201)
            Proceeds from sales of short-term investments ......................................................         17,008,663
                                                                                                                       ------------
            Cash provided by operating activities ..............................................................         22,432,742
                                                                                                                       ------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings ......................................................................         69,700,000
            Cash payments on borrowings ........................................................................        (79,900,000)
            Cash payments on offering costs ....................................................................           (132,213)
            Dividends paid to shareholders .....................................................................         (9,770,057)
                                                                                                                       ------------
            Cash used for financing activities .................................................................        (20,102,270)
                                                                                                                       ------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in cash ...............................................................................          2,330,472
            Cash at beginning of period ........................................................................                 43
                                                                                                                       ------------
            Cash at end of period ..............................................................................       $  2,330,515
                                                                                                                       ============
===================================================================================================================================
Information
-----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest .............................................................................       $  1,899,333
                                                                                                                       ============
===================================================================================================================================
Noncash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Capital shares issued in reinvestment of dividends paid to shareholders ............................       $    190,636
                                                                                                                       ============

      See Notes to Financial Statements.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      13

Financial Highlights

                                                                                                   For the Six    For the Period
                                                                                                   Months Ended  January 31, 2005+
The following per share data and ratios have been derived                                           February 28,    to August 31,
from information provided in the financial statements.                                                 2006            2005
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ................................................  $       18.38   $       19.10
                                                                                                   -----------------------------
            Investment income--net*** ...........................................................            .82             .84
            Realized and unrealized gain (loss)--net ............................................            .17            (.77)
                                                                                                   -----------------------------
            Total from investment operations ....................................................            .99             .07
                                                                                                   -----------------------------
            Less dividends from investment income--net ..........................................           (.82)           (.75)
                                                                                                   -----------------------------
            Offering costs resulting from the issuance of Common Stock ..........................             --            (.04)
                                                                                                   -----------------------------
            Adjustment of offering costs resulting from the issuance of Common Stock ............             --++            --
                                                                                                   -----------------------------
            Net asset value, end of period ......................................................  $       18.55   $       18.38
                                                                                                   =============================
            Market price per share, end of period ...............................................  $       17.65   $       17.53
                                                                                                   =============================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................................................           5.92%@           .42%@
                                                                                                   =============================
            Based on market price per share .....................................................           5.67%@         (8.53%)@
                                                                                                   =============================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and excluding interest expense ..............................           1.32%*          1.00%*
                                                                                                   =============================
            Expenses, net of waiver .............................................................           3.06%*          2.20%*
                                                                                                   =============================
            Expenses ............................................................................           3.06%*          2.48%*
                                                                                                   =============================
            Investment income--net ..............................................................           9.12%*          7.88%*
                                                                                                   =============================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
            Amount of borrowings, end of period (in thousands) ..................................  $      91,200   $     101,400
                                                                                                   =============================
            Average amount of borrowings outstanding during the period (in thousands) ...........  $      86,685   $      75,543
                                                                                                   =============================
            Average amount of borrowings outstanding per share during the period*** .............  $        7.25   $        6.33
                                                                                                   =============================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ............................................  $     221,956   $     219,748
                                                                                                   =============================
            Portfolio turnover ..................................................................          24.95%          17.43%
                                                                                                   =============================

*     Annualized.
** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Diversified Income Strategies Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DVF.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including loan interests made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in loan interests could be considered concentrated in financial institutions.

(b) Valuation of investments -- Loan interests are valued in accordance with guidelines established by the Board of Directors. Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of loan interests for which no reliable price quotes are available, such loan interests may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for loan interests, Fund Asset Management, L.P. ("FAM") will value the loan interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      15
natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by FAM using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital. Any adjustments to estimates of offering costs were recorded back to capital.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100%


16     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006
of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended February 28, 2006, the Fund reimbursed FAM $2,277 for certain accounting services.

In addition, MLPF&S received $7,781 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2006 were $75,056,201 and $73,469,489, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 28, 2006 increased by 10,544 as a result of dividend reinvestment. Shares issued and outstanding during the period January 31, 2005 to August 31, 2005 increased by 11,950,000 from shares sold.

5. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $125,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      17

Notes to Financial Statements (concluded)

fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 4.30% and the average borrowing was approximately $86,685,000 for the six months ended February 28, 2006.

6. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.141667 per share on March 31, 2006 to shareholders of record on March 14, 2006.

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kevin J. Booth, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

NYSE Symbol

DVF


18     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

Proxy Results

During the six-month period ended February 28, 2006, Diversified Income Strategies Portfolio, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------
                                                                         Shares Voted   Shares Withheld
                                                                              For         From Voting
-------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.       11,317,725        215,318
                                                Ronald W. Forbes          11,325,297        207,746
                                                Cynthia A. Montgomery     11,318,255        214,788
                                                Jean Margo Reid           11,315,955        217,088
                                                Roscoe S. Suddarth        11,316,155        216,888
                                                Richard R. West           11,316,905        216,138
                                                Edward D. Zinbarg         11,316,375        216,668
-------------------------------------------------------------------------------------------------------


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      19

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; and (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year. The Investment Adviser noted that it did not have any other clients with similar investment mandates. The Investment Adviser also noted that because the Fund was so new, it did not have information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board considered other matters it deemed important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in February, 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment


20     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006
advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end leveraged loan participation funds, the Fund's performance after fees and expenses ranked in the fifth quintile compared to its peers for the period since inception (January 31, 2005) through November 30, 2005. Other data supplied by the Investment Adviser indicated that the Fund had a total return after expenses that was above its benchmark for the same period. Considering these factors, and taking into account the recent inception date of the Fund, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the extent to which the Fund was leveraged during the period and other strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Booth has more than 20 years experience in the financial industry. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compared the Fund's total expenses to those of other comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates since the Investment Adviser stated that there were no other clients with similar mandates. The Fund's contractual and actual management fee rates, as well as its actual total expenses, including investment-related expenses, were lower than the median fees charged by comparable funds, as determined by Lipper. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board noted that since the Fund has been in existence for less than a year and the Investment Adviser has waived a portion of its management fee during the initial months of start-up, there is no meaningful basis to analyze the profitability of this fund to the Investment Adviser over the review period. Generally, the Board considers the cost of the services provided to funds by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the MLIM/FAM-advised funds. As part of its analysis, the Board reviews the Investment Adviser's methodology in allocating its costs to the management of funds and has concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered whether there have been economies of scale in respect to the management of MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006      21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


22     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.   FEBRUARY 28, 2006

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Diversified Income Strategies Portfolio, Inc. seeks a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to shareholders of Diversified Income Strategies Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Diversified Income Strategies Portfolio, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DISP -- 2/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2006.

      (a)(1) Mr. Kevin J. Booth is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Booth has been a Managing Director of the Investment Adviser since 2006 and was previously a Director at the Investment Adviser. He has been a portfolio manager of the Fund since 2006. He has more than eleven years of investment experience, including the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios. Mr. Booth joined MLIM in 1991 and has core experience in bank loans, high yield and distressed investing.

      (a)(2) As of March 31, 2006*:

                                                                                    (iii) Number of Other Accounts and
                               (ii) Number of Other Accounts Managed                  Assets for Which Advisory Fee is
                                     and Assets by Account Type                               Performance-Based
                             Other                                               Other
      (i) Name of         Registered       Other Pooled                        Registered       Other Pooled
      Portfolio           Investment        Investment          Other          Investment         Investment          Other
      Manager              Companies         Vehicles          Accounts         Companies          Vehicles          Accounts
                        --------------                                        --------------

      Kevin J. Booth                 4                 6                 0                 0                 0                 0
                        $1,990,488,543    $2,532,009,251    $            0    $            0    $            0    $            0

      * As of April 3, 2006, Mr. Booth took on additional asset management responsibilities. The data represents Mr. Booth's assets under management as of that date.

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of March 31, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

      To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of March 31, 2006, Mr. Patel does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Income Strategies Portfolio, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 20, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 20, 2006